Subsequent Event - Additional Information (Detail) - Mar. 05, 2015 - Subsequent Event - Definitive Agreement and Plan of Merger with Catalyst Biosciences, Inc. $ / shares in Units, $ in Millions	USD ($) $ / shares
Subsequent Event [Line Items]
Expected ownership percentage, acquiree	58.00%
Expected ownership percentage, acquirer	42.00%
Dividends expected to distribute	$ 37
Note conversion price | $ / shares	$ 9.19
Percentage at which notes will be converted into shares	130.00%
Pre-closing dividend	$ 19
Stock split ratio	7
Ownership percentage on outstanding capital stock of the combined company	57.00%